SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2003

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                           Wireless HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-43142
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

Item 5.   Other Events

          As a result of the acquisition of Netro Corporation, Inc. by SR Telecom, Inc., SR Telecom, Inc. will replace Netro Corporation as a constituent of Wireless HOLDRS. In connection with the acquisition, for each share of Netro Corporation, shareholders received 0.1052 shares of SR Telecom, Inc. As of September 4, 2003, 0.1052 shares of SR Telecom are included in each round-lot of 100 Wireless HOLDRS.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)   Exhibits

                99.1 Wireless HOLDRS Trust Prospectus Supplement dated September 30, 2003 to Prospectus dated July 11, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH, PIERCE, FENNER &
                                            SMITH INCORPORATED


Date:  October 29, 2003                  By:      /s/ MITCHELL M. cOX
                                                  -------------------
                                                  Name:    Mitchell M. Cox
                                                  Title:   Attorney-in-Fact

                                  EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Wireless HOLDRS Trust Prospectus Supplement dated September 30, 2003 to Prospectus dated July 11, 2003.